EXHIBIT 10.1

NINTH AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS NINTH AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) dated as of December 1, 2023, is by and among POTLATCHDELTIC CORPORATION, a Delaware corporation (“PotlatchDeltic”), POTLATCHDELTIC FOREST HOLDINGS, INC., a Delaware corporation (“Potlatch Forest”) and POTLATCHDELTIC LAND & LUMBER, LLC, a Delaware limited liability company and a taxable REIT subsidiary of PotlatchDeltic (“Potlatch Land & Lumber”, and, together with PotlatchDeltic and Potlatch Forest, the “Borrowers”), the Guarantors party hereto, the Lenders identified on the signature pages hereto, the Voting Participants identified on the signature pages hereto and AGWEST FARM CREDIT, PCA (as successor in interest to Northwest Farm Credit Services, PCA), as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, term loan facilities have been established in favor of the Borrowers pursuant to the terms of that certain Second Amended and Restated Term Loan Agreement dated as of March 22, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Existing Term Loan Agreement” and as amended by this Amendment, the “Amended Term Loan Agreement”) among the Borrowers, the guarantors from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend the Existing Term Loan Agreement to provide for the making of a $40,000,000 Term Loan (the “Term Loan T”) to the Borrowers; and

WHEREAS, the Lenders party hereto have agreed to provide the Term Loan T and to amend the Existing Term Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Amended Term Loan Agreement.

2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Term Loan Agreement is hereby amended as follows:

(a)
All references to (i) “Northwest Farm Credit Services, PCA” in the Existing Term Loan Agreement are hereby amended to read “AgWest Farm Credit, PCA” and (ii) all references to “NWFCS” in the Existing Term Loan Agreement are hereby amended to read “AgWest.”

(b)
The definition of “Administrative Agent” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Administrative Agent” means AgWest in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

(c)
The definition of “Applicable Rate” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Rate” means, with respect to:

(a)
the Term Loan H, the fixed rate of 4.64% per annum.
(b)
the Term Loan I, 1-month Adjusted Term SOFR plus 2.15% per annum.
(c)
the Term Loan J, the fixed rate of 4.05% per annum.
(d)
the Term Loan K, 1-month Adjusted Term SOFR plus 1.95% per annum.
(e)
the Term Loan L, 1-month Adjusted Term SOFR plus 1.95% per annum.
(f)
the Term Loan M, 1-month Adjusted Term SOFR plus 1.85% per annum.
(g)
the Term Loan N, 1-month Adjusted Term SOFR plus 1.85% per annum.
(h)
the Term Loan O, 1-month Adjusted Term SOFR plus 2.10% per annum.
(i)
the Term Loan P, 1-month Adjusted Term SOFR plus 2.10% per annum.
(j)
the Term Loan Q, 1-month Term SOFR plus 2.00% per annum.
(k)
the Term Loan R, 1-month Term SOFR plus 2.00% per annum.
(l)
the Term Loan S, 1-month Term SOFR plus 2.30% per annum.
(m)
the Term Loan T, 1-month Term SOFR plus 2.30% per annum
(d)
The definition of “Arranger” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Arranger” means AgWest in its capacity as sole lead arranger and sole book manager.

(e)
The definition of “Commitment” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means, with respect to each Lender, its Term Loan K Commitment, Term Loan L Commitment and/or any Incremental Term Loan Commitment and/or Term Loan M Commitment and/or Term Loan N Commitment and/or Term Loan O Commitment and/or Term Loan P Commitment and/or Term Loan Q Commitment and/or Term Loan R Commitment and/or Term Loan S Commitment and/or Term Loan T Commitment, as applicable.

(f)
The definition of “Fee Letter” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Fee Letter” means (a) the letter agreement, dated as of October 17, 2014 and amended and restated as of December 5, 2014, between the Company and the Administrative Agent, (b) the letter agreement, dated as of February 29, 2016, between the Company and the Administrative Agent, (c) the letter agreement, dated as of January 16, 2018, as amended as of the Restatement Date, between the Company and the Administrative Agent, (d) the letter agreement, dated as of January 30, 2019 between the Company and the Administrative Agent, (e) the letter agreement, dated as of December 2, 2019 between PotlatchDeltic and the Administrative Agent, (f) the letter agreement, dated as of December 1, 2020, between PotlatchDeltic and the Administrative Agent, (g) the letter agreement, dated as of December 1, 2021, between PotlatchDeltic and the Administrative Agent, (h) the letter agreement, dated as of September 14, 2022, between PotlatchDeltic and the Administrative Agent, (i) the letter agreement, dated as of December 1, 2022, between PotlatchDeltic and the Administrative Agent and (j) the letter agreement, dated as of December 1, 2023, between PotlatchDeltic and the Administrative Agent.

(g)
The definition of “Guarantors” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantors” means, collectively, each Person that enters into this Agreement as a Guarantor on the Restatement Date and each other Person that subsequently becomes a Guarantor hereunder pursuant to Section 6.11 by executing a Joinder Agreement in substantially the form of Exhibit D, and “Guarantor” means any one of them. As of the Ninth Amendment Effective Date, the Guarantors are (i) Potlatch Timber, LLC (ii) Potlatch Timberlands, LLC, (iii) PotlatchDeltic Manufacturing, LLC and (iv) PotlatchDeltic REIT Southeastern, LLC.

(h)
The definition of “Interest Payment Date” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Interest Payment Date” means (a) with respect to the Term Loan H, the first day of each January, April, July and October and the Maturity Date, (b) with respect to the Term Loan J, the first day of each March and September and the Maturity Date, (c) with respect to the Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term

Loan N, Term Loan O, Term Loan P, Term Loan Q, Term Loan R and Term Loan S and Term Loan T the first day of each month and the Maturity Date.

(i)
The definition of “Loan” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Loan” means the Term Loan H, Term Loan I, Term Loan J, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O, Term Loan P, Term Loan Q, Term Loan R, Term Loan S, Term Loan T and/or any Incremental Term Loan, as applicable.

(j)
The definition of “Maturity Date” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means, with respect to:

(a)
the Term Loan H, November 1, 2024;
(b)
the Term Loan I, February 1, 2026;
(c)
the Term Loan J, August 27, 2025;
(d)
the Term Loan K, March 22, 2028;
(e)
the Term Loan L, March 22, 2028;
(f)
the Term Loan M, January 1, 2029;
(g)
the Term Loan N, November 1, 2029;
(h)
the Term Loan O, November 1, 2030;
(i)
the Term Loan P, November 1, 2031;
(j)
the Term Loan Q, September 1, 2027;
(k)
the Term Loan R, September 1, 2030;
(l)
the Term Loan S, November 1, 2032; and
(m)
the Term Loan T, December 1, 2033.
(k)
The definition of “NWFCS” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“NWFCS” means Northwest Farm Credit Services, PCA (predecessor in interest to AgWest).

(l)
The definition of “Term Loans” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loans” means, collectively, the Term Loan H, Term Loan I, Term Loan J, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O, and Term Loan P, Term Loan Q, Term Loan R, Term Loan S, Term Loan T and any Incremental Term Loans.

(m)
The definition of “Term SOFR” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Term SOFR” means for any calculation with respect to a Loan, the forward-looking term rate based on SOFR, as published by the Term SOFR Administrator on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such interest period (the “Term SOFR Index”) as notified by the Administrative Agent; provided, if on any SOFR Determination Day, the forward-looking SOFR term rate for the applicable tenor has not been published by the Term SOFR Administrator prior to the Administrative Agent’s notice, and the circumstances in Section 3.03(a)(ii) do not exist, then Term SOFR will be the forward-looking SOFR term rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such forward-looking SOFR term rate for such tenor was published by the Term SOFR Administrator. If such rate is less than zero, such rate shall be deemed to be zero; provided that, (i) solely with respect to the Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O, Term Loan P, Term Loan Q, Term Loan R, Term Loan S, and Term Loan T, Term SOFR may be less than zero so long as there is a corresponding Swap Contract in place relating to such Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O, Term Loan P, Term Loan Q, Term Loan R, Term Loan S or Term Loan T, as applicable, that does not have a floor of zero (and the Borrowers hereby agree to provide the Administrative Agent of prompt written notification of the termination of any such corresponding Swap Contract), (ii) if Term SOFR is less than zero as of any Periodic Term SOFR Determination Day, the Applicable Rate for Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O, Term Loan P, Term Loan Q, Term Loan R, Term Loan S or Term Loan T, as applicable, shall be increased by the corresponding percentage that Term SOFR is less than zero (e.g., if Term SOFR is -.07%, the Applicable Rate shall be increased by .07%) and (iii) if Term SOFR is less than zero as of any Periodic Term SOFR Determination Day and then increases at a subsequent Periodic Term SOFR Determination Day, the Applicable Rate for Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O, Term Loan P, Term Loan Q, Term Loan R, Term Loan S or Term Loan T, as applicable, shall be decreased by the corresponding increase in Term SOFR with the proviso that cumulative decreases in the Applicable Rate can never exceed cumulative increases in the Applicable Rate solely due to adjustments contemplated by this Term SOFR definition (e.g., the Applicable Rate in the preceding example shall be decreased by .07% if Term SOFR is greater than or equal to zero). Once the Administrative Agent provides notice to Borrower of the rate, Term SOFR will not be adjusted or modified for that given

SOFR Determination Date to prevent process, system, technology or other disruptions. For the purposes of this Agreement, the Term Loan Q and Term Loan R Term SOFR Loans will have an interest period of one month (other than with respect to (x) in each case, the final interest period, which shall commence on the last Interest Payment Date prior to the applicable Maturity Date and end on the applicable Maturity Date, (y) the Term Loan Q and Term Loan R (i) for which the initial interest period shall begin on the Seventh Amendment Effective Date and shall mature October 1, 2022 and (ii) upon the expiration of such initial interest period, the Term Loan Q and Term Loan R shall automatically continue as another Term SOFR Loan having an interest period of one month) and Term SOFR will reset on each Interest Payment Date.

(n)
The definition of “Term SOFR Loans” in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Term SOFR Loans” means the Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O and Term Loan P, Term Loan Q, Term Loan R and Term Loan S and Term Loan T and any other Loans for which Applicable Rate is determined with 3-month or 1-month Term SOFR.

(o)
The following new definitions are hereby added to Section 1.01 of the Existing Term Loan Agreement in the appropriate alphabetical order:

“AgWest” has the meaning specified in the introductory paragraph hereto.

“Ninth Amendment” means that certain Ninth Amendment to the Agreement dated as of the Ninth Amendment Effective Date, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto, the Voting Participants party thereto and the Administrative Agent.

“Ninth Amendment Effective Date” means December 1, 2023.

“Term Loan T” has the meaning specified in Section 2.01(t).

“Term Loan T Commitment” means, as to each Lender, its obligations to make its portion of the Term Loan T to the Borrowers pursuant to Section 2.01 in the principal amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

(p)
In Section 1.01 of the Existing Term Loan Agreement, the definition of “Term Loan G” is hereby deleted in its entirety.

(q)
Section 2.01 of the Existing Term Loan Agreement is hereby amended by (i) amending and restating Section 2.01(g) to read as “(g) [Reserved].” and (ii) to add the following new clause (t) immediately following clause (s):

(t) Term Loan T. Subject to the terms and conditions set forth herein, each Lender with a Term Loan T Commitment severally agrees to make, on the Ninth Amendment Effective Date, its portion of a separate FORTY MILLION DOLLAR ($40,000,000) term loan (identified as Loan 6402358 by AgWest) to the Borrowers in Dollars in an amount not to exceed such Lender’s Term Loan T Commitment (“Term Loan T”).

(r)
Section 2.02 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follow:

2.02 Borrowings.

Each Lender made the amount of its Applicable Percentage of Term Loan H available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office on December 5, 2014. Each Lender made the amount of its Applicable Percentage of Term Loan I available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office on February 29, 2016. Each Loan Notice shall specify (i) the applicable Borrower to which the proceeds of the Loan shall be disbursed, (ii) the requested date of the Borrowing (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed by such Borrower and (iv) if applicable, the duration of the interest period with respect thereto. Each Lender shall make the amount of its Applicable Percentage of each of the Term Loan K and the Term Loan L available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Restatement Date. Each Lender shall make the amount of its Applicable Percentage of Term Loan M available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the First Amendment Effective Date. Each Lender shall make the amount of its Applicable Percentage of Term Loan N available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Second Amendment Effective Date. Each Lender shall make the amount of its Applicable Percentage of Term Loan O available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Fourth Amendment Effective Date. Each Lender shall make the amount of its Applicable Percentage of Term Loan P available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Fifth Amendment Effective Date. Each Lender shall make the amount of its Applicable Percentage of each of the Term Loan Q and Term Loan R available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Seventh Amendment Effective Date. Each Lender shall make the amount of its Applicable Percentage of the Term Loan S available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Eighth Amendment Effective Date. Each Lender shall make the amount of its Applicable Percentage of the Term Loan T available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Ninth Amendment Effective Date. Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the applicable Borrower designated to receive the proceeds of the Loan in the Loan Notice in like funds as received by the Administrative Agent either by (i) crediting the account of the applicable Borrower on the books of AgWest with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Administrative Borrower.

(s)
Section 2.06(c) of the Existing Term Loan Agreement is hereby amended to add the following new clause (aa) immediately following clause (z):

(aa) with respect to the Term Loan T, January 1, 2024,

(t)
Section 3.03 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

3.03 Inability to Determine Rate.

(a) Term SOFR Illegality; etc.

(i) If the Administrative Agent shall have determined (which determination shall be conclusive and binding) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining Term SOFR or SOFR during the term of this Agreement, including, without limitation, if Term SOFR or SOFR has been discontinued, is no longer being published or is no longer recognized as an industry standard benchmark interest rate, the Administrative Agent shall choose a new index or index source which it determines, in its sole discretion, is comparable to be effective upon notification thereof to the Borrower and Lenders.

(ii) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, but without limiting Section 3.03(a)(i) above, if the Administrative Agent shall have determined (which determination likewise shall be final and conclusive and binding upon all parties hereto), that (x) the circumstances described in Section 3.03(a)(i) have arisen and that such circumstances are unlikely to be temporary, or (y) the Term SOFR Administrator or a Governmental Authority having or purporting to have jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which Term SOFR (generally) or Term SOFR as published by the Term SOFR Administrator shall no longer be made available, or used for determining interest rates for loans (such specific date, the “Term SOFR Scheduled Unavailability Date”), then, reasonably promptly after such determination by the Administrative Agent and the Borrower may amend this Agreement to replace Term SOFR with an alternate rate of interest, giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities for such alternative rates of interest (any such proposed rate, a “Term SOFR Replacement Rate”), and make such other related changes to this Agreement and the other Loan Documents to incorporate the Term SOFR Replacement Rate as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 3.03(a)(i) (provided, that any definition of the

Term SOFR Replacement Rate shall specify that in no event shall such Term SOFR Replacement Rate be less than zero for purposes of this Agreement, provided that, (i) solely with respect to the Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O, Term Loan P, Term Loan Q, Term Loan R, Term Loan S and Term Loan T, the Term SOFR Replacement may be less than zero so long as there is a corresponding Swap Contract in place relating to such Term Loan I, Term Loan K, Term Loan L, Term Loan M, Term Loan N, Term Loan O, Term Loan P, Term Loan Q, Term Loan R, Term Loan S and Term Loan T, as applicable, that does not have a floor of zero (and the Borrowers hereby agree to provide the Administrative Agent of prompt written notification of the termination of any such corresponding Swap Contract)). Any such amendment will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. The Term SOFR Replacement Rate shall be applied in a manner consistent with market practice; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent or a market practice does not exist, such Term SOFR Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent. For the avoidance of doubt, the parties hereto agree that (1) unless and until a Term SOFR Replacement Rate is determined and an amendment to this Agreement is entered into to effect the provisions of this Section 3.03(a), if the circumstances under clause (x) and (y) of this Section 3.03(a)(ii) exist, the provisions of Section 3.03(a)(i) shall apply and (2) the Term SOFR Replacement Rate may be a forward-looking term rate based on SOFR published by an administrator other than CME Group Benchmark Administration Limited (CBA) or successor thereto.

(b) Term SOFR Reset. (i) On the third, sixth and ninth anniversaries of (A) the Restatement Date, solely with respect to Term Loan H, Term Loan I, Term Loan J, Term Loan K and Term Loan L, (B) the Second Amendment Effective Date solely with respect to Term Loan N and (C) the Fourth Amendment Effective Date solely with respect to Term Loan O, (ii) on the third anniversary of the First Amendment Effective Date, on the Sixth Amendment Effective Date and each annual anniversary of the Sixth Amendment Effective Date thereafter, solely with respect to Term Loan M and (iii) on the fifth anniversary of (A) the Seventh Amendment Effective Date with respect to the Term Loan R, (B) the Eighth Amendment Effective Date with respect to the Term Loan S and (C) the Ninth Amendment Effective Date with respect to the Term Loan T (or such other date approximately preceding such date as the Administrative Agent and the Borrowers may agree) (such date, the “Reset Reference Point”) the Administrative Agent (x) shall determine the difference (in basis points), if any, between the Current Cost of Funds (as defined below) as of such SOFR Reset Reference Point and the Effective Date Cost of Funds (as defined below) and (y) thereafter shall promptly notify the Lenders and the Borrowers of such difference by delivering a certificate in form and substance mutually acceptable to Administrative Agent and the Borrowers. The all-in interest rate with respect to the applicable Term Loan shall be increased or decreased by the amount of the difference (in a like amount of basis points), which increase or decrease shall commence from and as of such SOFR Reset Reference Point and shall remain in effect until the Maturity Date; provided that it is acknowledged and agreed that the Administrative Agent will effect such increase or decrease in the form of an adjustment to margin above Term SOFR set forth in the definition of “Applicable Rate” and applicable to each such Term Loan. As used in this subsection (b):

“Current Cost of Funds” means, as of any SOFR Reset Reference Point, the amount (in basis points), if any, by which (x) the SOFR Floating Note Rate exceeds (y) Daily Simple SOFR, in each case determined as of the date that is two Business Days prior to the SOFR Reset Reference Point.

“Effective Date Cost of Funds” means (a) with respect to Term Loan H, Term Loan I, Term Loan J, Term Loan K and Term Loan L, 19 basis points, (b) with respect to the Term Loan M, 19 basis points, (c) as of the Second Amendment Effective Date with respect to the Term Loan N, 50 basis points, (d) as of the Fourth Amendment Effective Date with respect to the Term Loan O, 22 basis points, (e) as of the Seventh Amendment Effective Date, 27 basis points. which is the amount by which (x) the SOFR Floating Note Rate exceeded (y) Daily Simple SOFR, in each case, determined as of the date that was two Business Days prior to the Seventh Amendment Effective Date, (f) as of the Eighth Amendment Effective Date, 41 basis points. which is the amount by which (x) the SOFR Floating Note Rate differs from (y) Daily Simple SOFR, in each case, determined as of the date that is two Business Days prior to the Eighth Amendment Effective Date, and (g) as of the Ninth Amendment Effective Date, 17 basis points, which is the amount by which (x) the SOFR Floating Note Rate differs from (y) Daily Simple SOFR, in each case, determined as of the date that is two Business Days prior to the Ninth Amendment Effective Date; provided that, with respect to clauses (a), (b), (c) and (d) hereof, the Effective Date Cost of Funds was originally determined by reference to the LIBOR Floating Note Rate and increased by 15 basis points to reflect the transition from LIBOR to SOFR.

“LIBOR” means the rate per annum as of 11:00 a.m. (London time) on the day that is two (2) Business Days prior to the first day of any interest period, as determined by the Administrative Agent, at which deposits in Dollars for the relevant interest period are offered as determined by the ICE Benchmark Administration (or any successor thereto or any other readily available service selected by the Administrative Agent that has been approved by the ICE Benchmark Administration as an authorized information vendor for purposes of displaying rates).

“LIBOR Floating Note Rate” means, as of any date of determination, the estimated funding cost (not the actual sale price), including standard underwriting fees, for new three-year or one-year, as applicable, debt Securities indexed to the one-month LIBOR issued by the Farm Credit Funding Corporation into the primary market based on market observations on such date indicated at approximately 9:30 a.m., New York City time.

“SOFR Floating Note Rate” means, as of any date of determination, the estimated funding cost (not the actual sale price), including the applicable “Farm Credit Floating Rate Funding Index Spread” and standard underwriting fees, for new one-year or three-year, as applicable, debt securities indexed to overnight SOFR (reset daily, simple average in arrears), as applicable (based on the relevant issue date), and issued by the Farm Credit Funding Corporation into the primary market based on market observations on such date indicated at approximately 9:30 a.m., New York City time; it being understood that such indications represent the Farm Credit Funding Corporation’s best estimate of the cost of new debt issuances based on a combination of daily surveys of selected farm credit selling group members (participating bond dealers) and ongoing monitoring of the fixed income markets for actual, recent, primary market issuance by other government- sponsors of similar bonds and notes and pricing within related derivative markets, particularly the interest rate swap market. Historical information on such funding costs is available, for the prior week, on the Farm Credit Funding Corporation’s website (https://www.farmcreditfunding.com/ffcblive/dataCen ter/fundingCost Index.html). Notwithstanding the foregoing, if, in connection with the applicable closing date or any Reset Reference Point, new floating rate (indexed to overnight SOFR) debt securities with a one (1) year or three (3) year term, as applicable, are not then being issued into the primary market by the Farm Credit Funding Corporation, then “SOFR Floating Note Rate” shall mean AgWest’s best estimate of the cost of such debt securities based on market observations of synthetic (swaps) floating rate indications for similar debt securities or such other replacement benchmark as the Administrative Agent and the Borrowers may mutually agree upon.

By way of example, assuming the Effective Date Cost of Funds is 15 basis points, (a) if the Current Cost of Funds as of a Reset Reference Point is 35 basis points, then the all-in interest rate with respect to the applicable Term Loan shall be increased by 20 basis points commencing from and as of such Reset Reference Point, and (b) if the Current Cost of Funds as of a Reset Reference Point is –5 basis points (i.e., the SOFR Floating Note Rate is 5 basis points less than Daily Simple SOFR, in each case as of such Reset Reference Point), then the all-in interest rate with respect to the applicable Term Loan shall be decreased (but not below zero) by 20 basis points commencing from and as of such Reset Reference Point.

(u)
Section 5.15 of the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

5.15 Purpose of Loans.

The proceeds of (v) the Term Loans (other than the Term Loan I, the Term Loan J, the Term Loan K and the Term Loan L) hereunder shall be used solely by the Borrowers to fund (or refinance prior fundings for) timberland, timberland lease or timber deed purchases, (w) the Term Loan I hereunder shall be used solely by the Borrowers to refinance existing Indebtedness, (x) the Term Loan J shall be used solely by the Borrowers to refinance existing Indebtedness, to finance working capital needs, to finance acquisitions and for other general corporate purposes of the Borrowers and their

Subsidiaries, (y) the Term Loan K, the Term Loan L, the Term Loan M, the Term Loan N, the Term Loan O, the Term Loan P, the Term Loan S and the Term Loan T hereunder shall be used solely by the Borrowers to (i) refinance existing Indebtedness, (ii) pay fees and expenses incurred in connection herewith, and (iii) for general corporate purposes of the Borrowers and their Subsidiaries and (z) the Term Loan Q and Term Loan R hereunder shall be used solely by the Borrowers to (i) refinance existing Indebtedness of CatchMark in connection with the CatchMark Merger and (ii) pay fees and expenses incurred in connection herewith.

(v)
Schedule 2.01 to the Existing Term Loan Agreement is hereby amended and restated in its entirety to read as set forth as Schedule 2.01 attached hereto.

3. Conditions Precedent. This Amendment shall become effective upon the satisfaction of the following conditions:

(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Administrative Agent, the Required Lenders, the Voting Participants and each Lender with a Term Loan T Commitment;

(b) Receipt by the Administrative Agent of the following:

(i) a certificate of each Loan Party dated as of the Ninth Amendment Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Term Loan T, as well as a such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of its incorporation or organization and (B) certifying that, before and after giving effect to the Term Loan T, (x) the representations and warranties contained in Article V of the Amended Term Loan Agreement and the other Loan Documents are true and correct as of such date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.01 of the Amended Term Loan Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Term Loan Agreement, and (y) no Default exists;

(ii) a Note executed by each of the Borrowers in favor of each Lender requesting a Note for the Term Loan T; and

(iii) (A) a legal opinion of Michele L. Tyler, Vice President, General Counsel and Corporate Secretary of the Borrowers and Guarantors, and (B) a legal opinion of Perkins Coie LLP, special counsel to the Borrowers, in each case dated as of the Ninth Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

(c) The payment by the Borrowers of all fees and expenses due and payable as of the Ninth Amendment Effective Date, including the reasonable out-of-pocket costs and expenses of the Administrative Agent and the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4. Representations and Warranties. The Loan Parties hereby, jointly and severally, represent and warrant that:

(a) the representations and warranties contained in Article V of the Amended Term Loan Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Sections 5.01(a) and (b) of the Amended Term Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Amended Term Loan Agreement,

(b) no Default exists under the Amended Term Loan Agreement on and as of the date hereof and after giving effect to this Amendment,

(c) this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) the execution, delivery and performance of this Amendment by each Loan Party will not: (i) contravene the terms of any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party; (ii) violate, contravene or materially conflict with any Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (iv) result in or require the creation of any Lien upon or with respect to its properties.

5. No Other Changes; Ratification. Except as expressly modified or waived hereby, all of the terms and provisions of the Amended Term Loan Agreement (including the schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Term Loan Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Amended Term Loan Agreement as amended by this

Amendment. Except as herein specifically agreed, the Amended Term Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6. Counterparts; Facsimile/Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7. Loan Modification. By its execution of this Amendment, the Borrowers hereby authorize the Administrative Agent to consider this Amendment its application for loan modification on the terms and conditions set forth herein.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

10. Loan Document. This Amendment is a Loan Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

POTLATCHDELTIC CORPORATION,

a Delaware corporation

By: /s/ Wayne Wasechek

Name: Wayne Wasechek

Title: Vice President and Chief Financial Officer

POTLATCHDELTIC FOREST

HOLDINGS, INC.,

a Delaware corporation

By: /s/ Wayne Wasechek

Name: Wayne Wasechek

Title: Vice President and Chief Financial Officer

POTLATCHDELTIC LAND & LUMBER, LLC,

a Delaware limited liability company

By: /s/ Wayne Wasechek

Name: Wayne Wasechek

Title: Vice President and Chief Financial Officer

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

GUARANTORS:

POTLATCHDELTIC TIMBER, LLC,

a Delaware limited liability company

By: /s/ Wayne Wasechek

Name: Wayne Wasechek

Title: Vice President and Chief Financial Officer

POTLATCH TIMBERLANDS, LLC,

a Delaware limited liability company

By: /s/ Wayne Wasechek

Name: Wayne Wasechek

Title: Vice President and Chief Financial Officer

POTLATCHDELTIC MANUFACTURING, LLC,

an Arkansas limited liability company

By: /s/ Wayne Wasechek

Name: Wayne Wasechek

Title: Vice President and Chief Financial Officer

POTLATCHDELTIC REIT SOUTHEASTERN, LLC,

a Delaware limited liability company

By: /s/ Wayne Wasechek

Name: Wayne Wasechek

Title: Vice President and Chief Financial Officer

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

ADMINISTRATIVE AGENT AND LENDERS:	AGWEST FARM CREDIT, PCA (successor in interest to Northwest Farm Credit Services, PCA), as Administrative Agent and a Lender By: /s/ Bram Schweiger Name: Bram Schweiger Title: Authorized Agent

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

AMERICAN AGCREDIT, PCA,

as a Lender

By: /s/ Michael J. Balok

Name: Michael J. Balok

Title: Vice President

AMERICAN AGCREDIT, FLCA,

as a Lender and Voting Participant

By: /s/ Michael J. Balok

Name: Michael J. Balok

Title: Vice President

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

COBANK, FCB,

as a Voting Participant

By: /s/ Trace Adams

Name: Trace Adams

Title: Assistant Vice President

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT EAST, ACA,

as a Voting Participant

By: /s/ Kerri B. Sears

Name: Kerri B. Sears

Title: Vice President

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT SERVICES OF AMERICA, FLCA,

as a Voting Participant

By: /s/ Bruce P. Rouse

Name: Bruce P. Rouse

Title: Senior Vice President, Capital Markets

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT MID-AMERICA, FLCA,

as a Voting Participant

By: /s/ Tabatha Hamilton

Name: Tabatha Hamilton

Title: Vice President Food and Agribusiness

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

CAPITAL FARM CREDIT, FLCA,

as a Voting Participant

By: /s/ Jeff Bracker

Name: Jeff Bracker

Title: Director

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

AGFIRST FARM CREDIT BANK,

as a Voting Participant

By: /s/ J Michael Mancini, Jr

Name: J Michael Mancini, Jr

Title: SVP, Capital Markets

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

AGCOUNTRY FARM CREDIT SERVICES, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA),

as a Voting Participant

By: /s/ Lisa Caswell

Name: Lisa Caswell

Title: Vice President Capital Markets

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

AGRIBANK, FCB,

as a Voting Participant

By: /s/ Blake Nelson

Name: Blake Nelson

Title: Lending Officer

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT SERVICES OF WESTERN ARKANSAS, FLCA,

as a Voting Participant

By: /s/ Charlie McConnell

Name: Charlie McConnell

Title: SVP, CLO

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA,

as a Voting Participant

By: /s/ Leili Ghazi

Name: Leili Ghazi

Title: Chief Lending Officer

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

WESTERN AGCREDIT, FLCA,

as a Voting Participant

By: /s/ Jonathan L. Howard

Name: Jonathan L. Howard

Title: Vice President

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

GREENSTONE FARM CREDIT SERVICES, FLCA,

as a Voting Participant

By: /s/ Shane Prichard

Name: Shane Prichard

Title: VP Capital Markets

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

YOSEMITE LAND BANK, FLCA,

as a Voting Participant

By: /s/ Ridge Easton

Name: Ridge Easton

Title: Vice President

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

COMPEER FINANCIAL, FLCA,

as a Voting Participant

By: /s/ Jake Bender

Name: Jake Bender

Title: Director, Capital Markets

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

FARM CREDIT BANK OF TEXAS,

as a Voting Participant

By: /s/ John McCarty

Name: John McCarty

Title: Director, Capital Markets

PotlatchDeltic Corporation

NINTH Amendment to Second Amended and Restated Term Loan Agreement

SCHEDULE 2.01

Commitments and Applicable Percentages

TERM LOAN H

Lender	Commitment as of December 5, 2014	Applicable Percentage as of December 5, 2014
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$110,000,000	100.000000000%
Total	$110,000,000	100.000000000%

TERM LOAN I

Lender	Commitment as of February 29, 2016	Applicable Percentage as of February 29, 2016
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$27,500,000.00	100.000000000%
Total	$27,500,000.00	100.000000000%

TERM LOAN J

Lender	Commitment as of August 27, 2015	Applicable Percentage as of August 27, 2015
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$17,000,000.00	17.000000000%
American AgCredit, PCA*	$83,000,000.00	83.000000000%
Total	$100,000,000.00	100.000000000%

TERM LOAN K

Lender	Term Loan K Commitment as of the Restatement Date	Applicable Percentage of the Term Loan K Commitment as of the Restatement Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$65,000,000.00	100.000000000%
Total	$65,000,000.00	100.000000000%

TERM LOAN L

Lender	Term Loan L Commitment as of the Restatement Date	Applicable Percentage of the Term Loan L Commitment as of the Restatement Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$35,000,000	100.000000000%
Total	$35,000,000	100.000000000%

TERM LOAN M

Lender	Term Loan M Commitment as of the First Amendment Effective Date	Applicable Percentage of the Term Loan M Commitment as of the First Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$150,000,000.00	100.000000000%
Total	$150,000,000.00	100.000000000%

TERM LOAN N

Lender	Term Loan N Commitment as of the First Amendment Effective Date	Applicable Percentage of the Term Loan N Commitment as of the First Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$40,000,000.00	100.000000000%
Total	$40,000,000.00	100.000000000%

TERM LOAN O

Lender	Term Loan O Commitment as of the Fourth Amendment Effective Date	Applicable Percentage of the Term Loan O Commitment as of the Fourth Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$46,000,000.00	100.000000000%
Total	$46,000,000.00	100.000000000%

TERM LOAN P

Lender	Term Loan P Commitment as of the Fifth Amendment Effective Date	Applicable Percentage of the Term Loan P Commitment as of the Fifth Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$40,000,000.00	100.000000000%
Total	$40,000,000.00	100.000000000%

TERM LOAN Q

Lender	Term Loan Q Commitment as of Seventh Amendment Effective Date	Applicable Percentage of the Term Loan Q as of the Seventh Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$138,750,000.00	100.000000000%
Total	$138,750,000.00	100.000000000%

TERM LOAN R

Lender	Term Loan R Commitment as of the Seventh Amendment Effective Date	Applicable Percentage of the Term Loan R Commitment as of the Seventh Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$138,750,000.00	100.000000000%
Total	$138,750,000.00	100.000000000%

TERM LOAN S

Lender	Term Loan S Commitment as of the Eighth Amendment Effective Date	Applicable Percentage of the Term Loan S Commitment as of the Eighth Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$40,000,000.00	100.000000000%
Total	$40,000,000.00	100.000000000%

TERM LOAN T

Lender	Term Loan T Commitment as of Ninth Amendment Effective Date	Applicable Percentage of the Term Loan T Commitment as of Ninth Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)*	$40,000,000.00	100.000000000%
Total	$40,000,000.00	100.000000000%

* Prior to giving effect to the participations noted below.

Lender	Voting Participant	Term Loan H Commitment as of December 5, 2014	Resulting Term Loan H Commitment / Participation as of December 5, 2014	Resulting Applicable Percentage of Term Loan H as of December 5, 2014
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)		$110,000,000.00	$20,616,129.06	18.741935509%
	CoBank, FCB		$14,796,774.18	13.451612891%
	American AgCredit, PCA		$13,129,032.25	11.935483864%
	Capital Farm Credit, FLCA		$6,564,516.13	5.967741936%
	Farm Credit Services of America, FLCA		$12,170,967.74	11.064516127%
	Farm Credit East, ACA		$6,564,516.13	5.967741936%
	Farm Credit Mid-America, FLCA		$12,170,967.74	11.064516127%
	AgFirst Farm Credit Bank		$14,796,774.19	13.451612891%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$9,190,322.58	8.354838709%
TOTAL		$110,000,000.00	$110,000,000.00	100.000000000%

Voting Participants at NINTH AMENDMENT - Commitments and Applicable PercenTAGES

Lender	Voting Participant	Term Loan I Commitment as of February 29, 2016	Resulting Term Loan I Commitment / Participation as of February 29, 2016	Resulting Applicable Percentage of Term Loan I as of February 29, 2016
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)		$27,500,000.00	$0.00	0.000000000%
	CoBank, FCB		$7,500,000.00	27.272727273%
	Capital Farm Credit, FLCA		$5,000,000.00	18.181818182%
	Farm Credit Services of America, FLCA		$4,000,000.00	14.545454545%
	Farm Credit Mid-America, FLCA		$4,000,000.00	14.545454545%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$7,000,000.00	25.454545455%
TOTAL		$27,500,000.00	$27,500,000.00	100.000000000%

Lender	Voting Participant	Term Loan J Commitment as of August 27, 2015	Resulting Term Loan J Commitment / Participation as of August 27, 2015	Resulting Applicable Percentage of Term Loan J as of August 27, 2015
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)		$100,000,000.00	$7,000,000.00	7.000000000%
	CoBank, FCB		$25,000,000.00	25.000000000%
	American Ag Credit, PCA		$25,000,000.00	25.000000000%
	AgriBank, FCB		$25,000,000.00	25.000000000%
	Farm Credit East, ACA		$10,000,000.00	10.000000000%
	Farm Credit Services of Western Arkansas, FLCA		$8,000,000.00	8.000000000%
TOTAL		$100,000,000.00	$100,000,000.00	100.000000000%

Lender	Voting Participant	Term Loan K Commitment as of the Restatement Date	Resulting Term Loan K Commitment / Participation as of the Restatement Date	Resulting Applicable Percentage of Term Loan K as of the Restatement Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)	-	$65,000,000.00	$18,785,000.00	28.900000000%
	CoBank, FCB		$2,795,000.00	4.300000000%
	American AgCredit, FLCA		$3,250,000.00	5.000000000%
	Farm Credit East, ACA		$4,225.000.00	6.500000000%
	Farm Credit Services of America, FLCA		$7,605,000.00	11.700000000%
	Farm Credit Mid-America, FLCA		$4,355,000.00	6.700000000%
	Capital Farm Credit, FLCA		$4,225.000.00	6.500000000%
	Fresno Madera Production Credit Association		$3,250,000.00	5.000000000%
	Western AgCredit, PCA		$3,250,000.00	5.000000000%
	GreenStone Farm Credit Services, FLCA		$3,250,000.00	5.000000000%
	Yosemite Land Bank, FLCA		$3,250,000.00	5.000000000%
	Compeer Financial, FLCA		$3,250,000.00	5.000000000%
	AgFirst Farm Credit Bank		$2,145,000.00	3.300000000%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$1,365,000.00	2.100000000%
TOTAL		$65,000,000.00	$65,000,000.00	100.000000000%

Lender	Voting Participant	Term Loan L Commitment as of the Restatement Date	Resulting Term Loan L Commitment / Participation as of the Restatement Date	Resulting Applicable Percentage of Term Loan L as of the Restatement Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)	-	$35,000,000.00	$10,115,000.00	28.900000000%
	CoBank, FCB		$1,505,000.00	4.300000000%
	American AgCredit, FLCA		$1,750,000.00	5.000000000%
	Farm Credit East, ACA		$2,275,000.00	6.500000000%
	Farm Credit Services of America, FLCA		$4,095,000.00	11.700000000%
	Farm Credit Mid-America, FLCA		$2,345,000.00	6.700000000%
	Capital Farm Credit, FLCA		$2,275.000.00	6.500000000%
	Fresno Madera Production Credit Association		$1,750,000.00	5.000000000%
	Western AgCredit, PCA		$1,750,000.00	5.000000000%
	GreenStone Farm Credit Services, FLCA		$1,750,000.00	5.000000000%
	Yosemite Land Bank, FLCA		$1,750,000.00	5.000000000%
	Compeer Financial, FLCA		$1,750,000.00	5.000000000%
	AgFirst Farm Credit Bank		$1,155,000.00	3.300000000%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$735,000.00	2.100000000%
TOTAL		$35,000,000.00	$35,000,000.00	100.000000000%

Lender	Voting Participant	Term Loan M Commitment as of the First Amendment Effective Date	Resulting Term Loan M Commitment / Participation as of the First Amendment Effective Date	Resulting Applicable Percentage of Term Loan M as of the First Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)		$150,000,000.00	$25,000,000.00	16.666666667%
	CoBank, FCB		$12,500,000.00	8.333333333%
	American AgCredit, FLCA		$5,000,000.00	3.333333333%
	Capital Farm Credit, FLCA		$12,500,000.00	8.333333333%
	Farm Credit Services of America, FLCA		$12,500,000.00	8.333333333%
	AgriBank, FCB		$10,000,000.00	6.666666667%
	Farm Credit East, ACA		$10,000,000.00	6.666666667%
	Farm Credit Mid-America, FLCA		$10,000,000.00	6.666666667%
	AgFirst Farm Credit Bank		$10,000,000.00	6.666666667%
	Greenstone Farm Credit Services, FLCA		$10,000,000.00	6.666666667%
	Compeer Financial, FLCA		$10,000,000.00	6.666666667%
	FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA		$10,000,000.00	6.666666667%
	Yosemite Land Bank, FLCA		$5,000,000.00	3.333333333%
	Farm Credit Services of Western Arkansas, FLCA		$2,500,000.00	1.666666667%
	Fresno-Madera Federal Land Bank Association, FLCA		$2,500,000.00	1.666666667%
	Western AgCredit, PCA		$2,500,000.00	1.666666667%
TOTAL		$150,000,000.00	$150,000,000.00	100.000000000%

Lender	Voting Participant	Term Loan N Commitment as of the Second Amendment Effective Date	Resulting Term Loan N Commitment / Participation as of the Second Amendment Effective Date	Resulting Applicable Percentage of Term Loan N as of the Second Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)	-	$40,000,000.00	$3,819,354.84	9.548387100%
	CoBank, FCB		$9,058,064.51	22.645161275%
	AgFirst Farm Credit Bank		$5,380,645.16	13.451612900%
	American AgCredit, FLCA		$4,774,193.55	11.935483875%
	Farm Credit Mid-America, FLCA		$4,425,806.45	11.064516125%
	Farm Credit Services of America, FLCA		$4,425,806.45	11.064516125%
	AgCountry Farm Credit Services, FLCA (fka FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$3,341,935.48	8.354838700%
	Farm Credit East, ACA		$2,387,096.78	5.967741950%
	Capital Farm Credit, FLCA		$2,387,096.78	5.967741950%
TOTAL		$40,000,000.00	$40,000,000.00	100.000000000%

Lender	Voting Participant	Term Loan O Commitment as of the Fourth Amendment Effective Date	Resulting Term Loan O Commitment / Participation as of the Fourth Amendment Effective Date	Resulting Applicable Percentage of Term Loan O as of the Fourth Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)	-	$46,000,000.00	$17,096,773.84	37.166899652%
	CoBank, FCB		$5,380,645.16	11.697054696%
	AgFirst Farm Credit Bank		$3,780,645.16	8.218793826%
	American AgCredit, FLCA		$4,774,193.54	10.378681609%
	Farm Credit Mid-America, FLCA		$3,425,806.45	7.447405326%
	Farm Credit Services of America, FLCA		$3,425,806.45	7.447405326%
	AgCountry Farm Credit Services, FLCA (fka FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$3,341,935.48	7.265077131%
	Farm Credit East, ACA		$2,387,096.78	5.189340826%
	Capital Farm Credit, FLCA		$2,387,096.78	5.189340826%
TOTAL		$46,000,000.00	$46,000,000.00	100.000000000%

Lender	Voting Participant	Term Loan P Commitment as of the Fifth Amendment Effective Date	Resulting Term Loan P Commitment / Participation as of the Fifth Amendment Effective Date	Resulting Applicable Percentage of Term Loan as of the Fifth Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)	-	$40,000,000.00	$12,877,419.35	32.193548375%
	American AgCredit, FLCA		$4,774,193.55	11.935483875%
	Farm Credit East, ACA		$2,387,096.78	5.967741950%
	Farm Credit Services of America, FLCA		$4,425,806.45	11.064516125%
	Farm Credit Mid-America, FLCA		$4,425,806.45	11.064516125%
	Capital Farm Credit, FLCA		$2,387,096.78	5.967741950%
	AgFirst Farm Credit Bank		$5,380,645.16	13.451612900%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$3,341,935.48	8.354838700%
TOTAL		$40,000,000.00	$40,000,000.00	100.000000000%

Lender	Voting Participant	Term Loan Q Commitment as of the Seventh Amendment Effective Date	Resulting Term Loan Q Commitment / Participation as of the Seventh Amendment Effective Date	Resulting Applicable Percentage of Term Loan as of the Seventh Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)	-	$138,750,000.00	$12,325,000.00	8.882882883%
	CoBank, FCB		$10,000,000.00	7.207207207%
	American AgCredit, FLCA		$15,175,000.00	10.936936937%
	AgriBank, FCB		$3,500,000.00	2.522522523%
	Farm Credit East, ACA		$7,500,000.00	5.405405405%
	Farm Credit Services of America, FLCA		$10,000,000.00	7.207207207%
	Farm Credit Services of Western Arkansas, FLCA		$2,500,000.00	1.801801802%
	Farm Credit Mid-America, FLCA		$10,000,000.00	7.207207207%
	Capital Farm Credit, FLCA		$8,750,000.00	6.306306306%
	Fresno Madera Production Credit Association		$5,250,000.00	3.783783784%
	Western AgCredit, PCA		$2,500,000.00	1.801801802%
	GreenStone Farm Credit Services, FLCA		$7,500,000.00	5.405405405%
	Yosemite Land Bank, FLCA		$2,500,000.00	1.801801802%
	Farm Credit Bank of Texas		$10,000,000.00	7.207207207%
	AgFirst Farm Credit Bank		$22,500,000.00	16.216216216%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for		$8,750,000.00	6.306306306%

AgCountry Farm Credit Services, FLCA)
TOTAL		$138,750,000.00	$138,750,000.00	100.000000000%

Lender	Voting Participant	Term Loan R Commitment as of the Seventh Amendment Effective Date	Resulting Term Loan R Commitment / Participation as of the Seventh Amendment Effective Date	Resulting Applicable Percentage of Term Loan as of the Seventh Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)	-	$138,750,000.00	$12,325,000.00	8.882882883%
	CoBank, FCB		$10,000,000.00	7.207207207%
	American AgCredit, FLCA		$12,675,000.00	10.936936937%
	AgriBank, FCB		$3,500,000.00	2.522522523%
	Farm Credit East, ACA		$7,500,000.00	5.405405405%
	Farm Credit Services of America, FLCA		$10,000,000.00	7.207207207%
	Farm Credit Services of Western Arkansas, FLCA		$2,500,000.00	1.801801802%
	Farm Credit Mid-America, FLCA		$10,000,000.00	7.207207207%
	Capital Farm Credit, FLCA		$8,750,000.00	6.306306306%
	Fresno Madera Production Credit Association		$5,250,000.00	3.783783784%
	Western AgCredit, PCA		$2,500,000.00	1.801801802%
	GreenStone Farm Credit Services, FLCA		$7,500,000.00	5.405405405%
	Yosemite Land Bank, FLCA		$2,500,000.00	1.801801802%
	Farm Credit Bank of Texas		$10,000,000.00	7.207207207%
	AgFirst Farm Credit Bank		$22,500,000.00	16.216216216%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for		$8,750,000.00	6.306306306%

AgCountry Farm Credit Services, FLCA)
TOTAL		$138,750,000.00	$138,750,000.00	100.000000000%

Lender	Voting Participant	Term Loan S Commitment as of the Eighth Amendment Effective Date	Resulting Term Loan S Commitment / Participation as of the Eighth Amendment Effective Date	Resulting Applicable Percentage of Term Loan as of the Eighth Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)	-	$40,000,000.00	$7,496,774.19	18.7419355%
	CoBank, FCB		$5,380,645.16	13.451612900%
	Farm Credit East, ACA		$2,387,096.78	5.967741950%
	Farm Credit Services of America, FLCA		$4,425,806.45	11.064516125%
	Farm Credit Mid-America, FLCA		$4,425,806.45	11.064516125%
	Capital Farm Credit, FLCA		$2,387,096.78	5.967741950%
	Farm Credit Bank of Texas		$4,774,193.55	11.935483875%
	AgFirst Farm Credit Bank		$5,380,645.16	13.451612900%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$3,341,935.48	8.354838700%
TOTAL		$40,000,000.00	$40,000,000.00	100.000000000%

Lender	Voting Participant	Term Loan T Commitment as of the Ninth Amendment Effective Date	Resulting Term Loan T Commitment / Participation as of the Ninth Amendment Effective Date	Resulting Applicable Percentage of Term Loan as of the Ninth Amendment Effective Date
AgWest Farm Credit, PCA (successor in interest to Northwest Farm Credit Services, PCA)		$40,000,000.00	$7,496,774.19	18.7419355%
	CoBank, FCB		$5,380,645.16	13.4516129%
	American AgCredit, PCA		$4,774,193.55	11.9354839%
	Farm Credit East, ACA		$2,387,096.78	5.9677420%
	Farm Credit Services of America, FLCA		$4,425,806.45	11.0645161%
	Farm Credit Mid-America, FLCA		$4,425,806.45	11.0645161%
	Capital Farm Credit, FLCA		$2,387,096.78	5.9677420%
	AgFirst Farm Credit Bank		$5,380,645.16	13.4516129%
	AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA)		$3,341,935.48	8.3548387%
TOTAL		$40,000,000.00	$40,000,000.00	100.000000000%

.

Lender	Voting Participant	Term Loan T Commitment	Resulting Term Loan T Commitment / Participation	Resulting Applicable Percentage of Term Loan
AgWest Farm Credit, PCA		$40,000,000.00	$7,496,774.19	18.7419355%
	CoBank, FCB		$5,380,645.16	13.4516129%
	American AgCredit, PCA		$4,774,193.55	11.9354839%
	Farm Credit East		$2,387,096.78	5.9677420%
	Farm Credit Services of America		$4,425,806.45	11.0645161%
	Farm Credit Mid-America		$4,425,806.45	11.0645161%
	Capital Farm Credit		$2,387,096.78	5.9677420%
	AgFirst Farm Credit Bank		$5,380,645.16	13.4516129%
	AgCountry		$3,341,935.48	8.3548387%
TOTAL		$40,000,000.00	$40,000,000.00	100.000000000%

Voting Participants - Commitments and Applicable Percentages